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                                                                    Exhibit 24.1


                         YORK INTERNATIONAL CORPORATION

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of York International Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint Jane G. Davis and C. David Myers, or any of them acting singly or jointly, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or any of them, to sign for the undersigned and in their respective names, as directors and as officers of the Company, the Registration Statement of the Company on Form S-8 or other appropriate form (and any pre-effective or post-effective amendments or supplements to such Registration Statement), to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission relating to the Common Stock to be issued by the Company in connection with the Company's Amended and Restated 1992 Omnibus Stock Plan.

Capacity                                        Date
--------                                        ----


/s/ Michael R. Young                            June 5, 2000
-------------------------------------------
Michael R. Young
President and Chief Executive Officer
and Director
(principal executive officer)


/s/ C. David Myers                               June 5, 2000
-------------------------------------------
C. David Myers, Vice President and
Chief Financial Officer
(principal financial officer)


/s/ David R. Heck                                June 5, 2000
-------------------------------------------
David R. Heck, Controller (principal
accounting officer)


/s/ Gerald C. McDonough                          June 5, 2000
-------------------------------------------
Gerald C. McDonough, Chairman


/s/ W. Michael Clevy                             June 5, 2000
-------------------------------------------
W. Michael Clevy, Director


/s/ Malcolm W. Gambill                           June 5, 2000
-------------------------------------------
Malcolm W. Gambill, Director


/s/ Robert F. B. Logan                           June 5, 2000
-------------------------------------------
Robert F. B. Logan, Director



/s/ Paul J. Powers                               June 5, 2000
-------------------------------------------
Paul J. Powers, Director



/s/ Donald M. Roberts                            June 5, 2000
-------------------------------------------
Donald M. Roberts, Director



/s/ James A. Urry                                June 5, 2000
-------------------------------------------
James A. Urry, Director